UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549

                   SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
           Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
    240.14a-12

                       GTC TELECOM CORP.
      (Name of Registrant as Specified In Its Charter)

                               N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)  Title of each class of securities to which transaction applies:
_______________________________________________________________________
      (2)  Aggregate number of securities to which transaction applies:
_______________________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
_______________________________________________________________________

      (4)  Proposed maximum aggregate value of transaction:
_______________________________________________________________________

      (5)  Total fee paid:
_______________________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:
_______________________________________________________________________

      (2)  Form, Schedule or Registration Statement No.:
_______________________________________________________________________

      (3)  Filing Party:
_______________________________________________________________________

      (4)  Date Filed:
_______________________________________________________________________

                          GTC TELECOM CORP.

                    3151 Airway Ave., Suite P-3
                    Costa Mesa, California 92626

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                  TO BE HELD ON DECEMBER 13, 1999

TO OUR SHAREHOLDERS:

You are cordially invited to attend the 1999 Annual Meeting of Shareholders of GTC Telecom Corp., to be held on Monday, December 13, 1999 at 9:30 A.M., Pacific Time, at the DoubleTree Hotel, 3050
Bristol St., Costa Mesa, California, to consider and act upon the following proposals, as described in the accompanying Proxy Statement:

      1.    To elect four (4) directors to serve until the next
Annual Meeting of Shareholders and thereafter until their successors are elected and qualified.

      2. To approve and ratify the GTC Telecom 1999 Stock Option Plan for the directors, officers and employees of GTC Telecom Corp.

      3. To amend the Articles of Incorporation of the Company to add a class of Preferred stock.

      4. To transact such other business as may properly come before the meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on October
29, 1999, as the record date for Shareholders entitled to notice of and to vote at this meeting and any adjournments thereof.


                                    By Order of the Board of Directors

                                    /S/ Eric C. Clemons
                                    Eric C. Clemons, Secretary

November 11 1999
Costa Mesa, California

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AT THE ANNUAL MEETING AND DESIRE TO VOTE YOUR SHARES PERSONALLY AT THAT TIME.

                        GTC TELECOM CORP.

                  3151 Airway Ave., Suite P-3
                  Costa Mesa, California 92626
                        ---------------
                        PROXY STATEMENT
                        ---------------

                      GENERAL INFORMATION

Solicitation, Voting and Revocability of Proxies

The enclosed Proxy is solicited by the Board of Directors of GTC Telecom Corp. (the "Company" or "GTC") for use in connection with the Annual Meeting of Shareholders to be held at the DoubleTree Hotel, 3050 Bristol St., Costa Mesa, California on Monday, December 13, 1999, at 9:30 a.m., and at any and all adjournments thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

The persons named as proxies were designated by the Board of Directors (the "Board") and are officers or directors of the Company. Any Proxy may be revoked or superseded by executing a later Proxy or by giving notice of revocation in writing prior to, or at, the Annual Meeting, or by attending the Annual Meeting and voting in person. Attendance at the meeting will not in and of itself constitute revocation of the Proxy. All Proxies that are properly completed, signed and returned to the Company prior to the meeting, and not revoked, will be voted in accordance with the instructions given in the Proxy. If a choice is not specified in the Proxy, the Proxy will be voted:

1.    FOR election of the director nominees listed below (Proposal 1),
2.    FOR approval and ratification of the GTC Telecom 1999 Stock
      Option Plan for the directors, officers and employees of GTC Telecom Corp. (Proposal 2), and
3. FOR amending the Articles of Incorporation of the Company to add a class of Preferred stock (Proposal 3).

Officers of the Company or their designees will tabulate votes cast at the Annual Meeting. A majority of shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. In determining whether a proposal has been approved, abstentions are counted as votes against a proposal and broker non-votes are not counted.

If any other matters are properly presented at the Annual Meeting for action, the persons named in the enclosed form of proxy will have discretion to vote on such matters in accordance with their best judgment. The Company does not know of any matters other than those set forth above that will be presented at the Annual Meeting.

This Proxy Statement and the accompanying Proxy are being mailed to shareholders on or about November 20, 1999. The entire cost of the solicitation of Proxies will be borne by the Company. It is contemplated that this solicitation will be primarily by mail. In addition, some of the officers, directors and employees of the Company may solicit Proxies personally or by telephone, fax, telegraph or cable. Officers and employees soliciting proxies will not receive any additional compensation for their services. The Company will reimburse brokers and other nominees for their reasonable out-of-pocket expenses incurred in forwarding solicitation material to beneficial owners of shares held of record by such brokers or nominees.

Outstanding Shares and Voting Rights

The only class of the Company's equity securities outstanding is its Common Stock. Shareholders of record at the close of business on October 29, 1999 are entitled to one vote for each share of Common Stock held by them. As of October 29, 1999, there were 16,229,999 shares of Common Stock outstanding. A majority of the shares of the Company's Common Stock present or represented and entitled to vote at the meeting is required to approve each proposal presented at the meeting.

                  DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of the Company, are set forth below, along with their biographies. See "ELECTION OF DIRECTORS" for the biographies of the Company's directors.

Name                          Positions
----                          ---------
S. Paul Sandhu                President and Chief Executive Officer,
                               and Director
Eric Clemons                  Chief Operating Officer and Director
Gerald DeCiccio               Chief Financial Officer
Mark Fleming                  Executive Vice President
John M. Eger                  Director
Clay T. Whitehead             Director

Biographical summaries regarding Mr. Sandhu, Mr. Clemons, Mr. Eger and Mr. Whitehead have been presented earlier. Biographical information on the executive officers follows:

GERALD DECICCIO, 42, joined the Company in January 1999 as Chief Financial Officer. Mr. DeCiccio has over eighteen years experience in the financial and accounting field. Prior to joining GTC, Mr. DeCiccio was the Vice President of Finance and Administration for National Telephone & Communications, Inc., ("NT&C") a $150 million inter-exchange carrier and provider of communications products and services. While at NT&C, Mr. DeCiccio managed NT&C's finance, accounting, human resources and legal departments. Between 1995 and 1997, Mr. DeCiccio was the Corporate Controller for Newport Corporation, a $140 million multi-national manufacturer / distributor of laser and optics products. Prior to that, Mr. DeCiccio was the Director of Audit and Quality Systems for Sunrise Medical, Inc., a $750 million multi-national manufacturer / distributor of health care products. From 1980 to 1984, Mr.
DeCiccio was a Supervising Senior Accountant for Ernst and Young.
Mr. DeCiccio received his Bachelor of Science in Accounting from Loma Linda University, and his Masters of Science in Finance and Systems Technology from the University of Southern California. Mr. DeCiccio is a Certified Public Accountant in the State of California.

MARK FLEMING, 40, joined the Company in October 1998 as Executive Vice President. Mr. Fleming has sixteen years of business strategy, planning, and analysis experience within the competitive consumer products / services industries. For the past seven years, Mr. Fleming worked in the telecommunications industry, holding several finance and marketing management positions at MCI. Some of the key business / operational issues that Mr. Fleming managed while at MCI included pricing strategy, market positioning, new product development, sales channel and customer service performance reviews, capital investment decisions and overall business planning / analysis for Residential Markets and Local Services divisions. Mr. Fleming received his Bachelor of Arts degree in Business Administration from Principia College in 1980, and attained his Masters in Business Administration, with honors from the University of Southern California in 1986.

EXECUTIVE COMPENSATION

The Summary Compensation Table shows certain compensation information for services rendered in all capacities for the fiscal year ended June 30, 1999, the period ended June 30, 1998, and the fiscal year ended December 31, 1997. Other than as set forth herein, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.


                         SUMMARY COMPENSATION TABLE

                             Annual Compensation                        Long Term Compensation
                                                                 Awards                       Payouts

                                                             Restricted    Securities
Name                                        Other Annual     Stock         Underlying      LTIP     All Other
and Principal            Salary      Bonus  Compensation     Awards        Options      Payouts  Compensation
Position        Year      ($)         ($)        ($)           ($)         SARs(#)        ($)        ($)
------------    ----     ------      -----  ------------    ---------      ---------    --------  -----------
Paul Sandhu     1999      85,500      -0-        -0-           -0-            -0-         -0-        -0-
(President,    (6/30)
 CEO)

                1998      40,000      -0-        -0-          76,000        200,000       -0-        -0-
               (6/30)

                1997       n/a        -0-        -0-           -0-            -0-         -0-        -0-

Eric Clemons    1999      90,836      -0-        -0-           -0-            -0-         -0-        -0-
(COO)          (6/30)

                1998      40,500      -0-        -0-          19,000        100,000       -0-        -0-
              (6/30)

                1997       n/a        -0-        -0-           -0-            -0-         -0-        -0-

STOCK OPTIONS GRANTED TO EXECUTIVE OFFICERS BY THE COMPANY

The following stock options are held by the following directors and executive officers of the Company. These stock options relate to the options to purchase the common stock of GTC Telecom Corp. The amounts shown as potential realizable values on these options are based on arbitrarily assumed annualized rates of appreciation in the price of GTC Common Stock of five percent and ten percent over the term of the options, as set forth in Securities and Exchange Commission ("SEC") rules.

                                   Exercise          Price       Date of
Employee                Type        Number         per share    Expiration
--------                ----       --------        ---------    ----------

S. Paul Sandhu          options    200,000(1)       0.235         12/1/01
Eric Clemons            options    100,000(2)       0.235         12/1/01
Gerald DeCiccio         options     25,000(3)         .01          6/1/02
                        options     41,667(4)        4.00         12/1/02
                        options     41,667(4)        4.00         12/1/03
                        options     41,666(4)        4.00         12/1/04
Mark Fleming            options     10,000(5)         .01         4/14/02
                        options     30,000(6)        3.50         0/14/02
                        options     30,000(6)        3.50         0/14/03
                        options     30,000(6)        3.50        10/14/04

(1) These options were issued on January 5, 1998 pursuant to an employment contract between Mr. Sandhu and GTC and vest immediately.

(2) These options were issued on January 5, 1998 pursuant to an employment contract between Mr. Clemons and GTC and vest immediately.

(3) These options were issued on December 1, 1998 pursuant to an employment contract between Mr. DeCiccio and GTC and vest six months from the date of the employment contract (vest June 1, 1999).

(4) These options were issued on December 1, 1998 pursuant to an employment contract between Mr. DeCiccio and GTC and vest in 1/3 increments each year beginning December 1, 1999. Each increment expires 36 months after its vesting.

(5) These options were issued on October 14, 1998 pursuant to an employment contract between Mr. Fleming and GTC and vest six months from the date of the employment contract (vest April 14, 1999).

(6) These options were issued on October 14, 1998 pursuant to an employment contract between Mr. Fleming and GTC and vest in 1/3 increments each year beginning October 14, 1999. Each increment expires 36 months after its vesting.

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                  YEAR AND FY-END OPTION/SAR VALUES

The following table summarizes exercises of stock options during the fiscal year ended June 30, 1999 by each of the executive officers and the fiscal year-end value of unexercised options for such executive officers.

                           AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                  AND FY-END OPTION/SAR VALUES


                                                   Number of Unexercised      Value of Unexercised In-
                                                   Securities Underlying      The-Money Option/SARs
              Shares Acquired On   Value Realized  Options/SARs At FY-End (#)     At FY-End($)
Name            Exercise (#)            ($)        Exercisable/Unexercisable  Exercisable/Unexercisable
------        ------------------   --------------  -------------------------- -------------------------

Paul Sandhu         -0-                  -0-             200,000/0                   47,500/0

Eric Clemons        -0-                  -0-             100,000/0                   23,750/0

Gerald DeCiccio     -0-                  -0-          66,667/125,000              166,918/500,000

Mark Fleming        -0-                  -0-           40,000/60,000              105,100/210,000



EMPLOYMENT AGREEMENTS

On December 1, 1998, the Company entered into an Employment Agreement with Paul Sandhu, the Company's President and CEO, whereby the Company will pay Mr. Sandhu an annual salary of $84,000. Pursuant to the Agreement, Mr. Sandhu's salary shall increase to $168,000 should the Company either maintain a positive cash flow for two consecutive months, or the Company successfully completes a Form SB-2 registered offering of its securities. In addition to his annual salary, the Agreement confirmed the prior issuance of options to purchase 200,000 shares of the Company's Common Stock at an exercise price of $0.2375 previously granted to Mr. Sandhu pursuant to an employment agreement between Mr. Sandhu and GenTel dated January 5, 1998. These options vested upon execution of the Agreement. The Agreement may be canceled at any time by either the Company or Mr. Sandhu. However, if the Company terminates the Agreement without cause, as defined in the Agreement, the Company shall be obligated to pay Mr. Sandhu 25% of his annual salary as severance.

On December 1, 1998, the Company entered into an Employment Agreement with Eric Clemons, the Company's Chief Operating Officer ("COO"), whereby the Company will pay Mr. Clemons an annual salary of $76,000. Pursuant to the Agreement, Mr. Clemons' salary shall increase to $152,000 should the Company either maintain a positive cash flow for two consecutive months, or the Company successfully completes a Form SB-2 registered offering of its securities. In addition to his annual salary, the Agreement confirmed the prior issuance of options to purchase 100,000 shares of the Company's Common Stock at an exercise price of $0.2375 previously granted to Mr. Clemons pursuant to an employment agreement between Mr. Clemons and GenTel dated January 5, 1998. These options vested upon execution of the Agreement. The Agreement may be canceled at any time by either the Company or Mr. Clemons. However, if the Company terminates the Agreement without cause, as defined in the Agreement, the Company shall be obligated to pay Mr. Clemons 25% of his annual salary as severance.

On December 1, 1998, the Company entered into an Employment Agreement with Gerald DeCiccio, the Company's Chief Financial Officer, whereby the Company will pay Mr. DeCiccio an annual salary of $105,000. Pursuant to the Agreement, Mr. DeCiccio's salary shall increase to $144,000 should the Company either maintain a positive cash flow for two consecutive months, or the Company successfully completes a Form SB-2 registered offering of its securities. In addition to his annual salary, the Agreement grants Mr. DeCiccio options to purchase 150,000 shares of the Company's Common Stock. Twenty-five thousand (25,000) of the options are set to vest six (6) months from the execution of the Agreement at an exercise price of $.01, expiring three years from the date of vesting if not exercised. The remaining 125,000 options are scheduled to vest in 1/3 increments each following year provided that Mr. DeCiccio is employed with the Company. The Agreement may be canceled at any time by either the Company or Mr. DeCiccio. However, if the Company terminates the Agreement without cause, as defined in the Agreement, the Company shall be obligated to pay Mr. DeCiccio 25% of his annual salary as severance.

On October 14, 1998, the Company entered into an Employment Agreement with Mark Fleming, the Company's Executive Vice-President, whereby the Company will pay Mr. Fleming an annual salary of $70,000. Pursuant to the Agreement, Mr. Fleming's salary shall increase to $107,000 should the Company either maintain a positive cash flow for two consecutive months, or the Company successfully completes a Form SB-2 registered offering of its securities. In addition to his annual salary, the Agreement grants Mr. Fleming options to purchase 100,000 shares of the Company's Common Stock. Ten thousand (10,000) of the options are set to vest six (6) months from the execution of the Agreement at an exercise price of $.01, expiring three years from the date of vesting if not exercised. The remaining 90,000 options are scheduled to vest in 1/3 increments each following year provided that Mr. Fleming is employed with the Company. The Agreement may be canceled at any time by either the Company or Mr. Fleming. However, if the Company terminates the Agreement without cause, as defined in the Agreement, the Company shall be obligated to pay Mr. Fleming 25% of his annual salary as severance.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Michelson Agreement

On June 17, 1998, the Company entered into a Corporate Development Agreement with the Michelson Group. As part of the Agreement, Michelson has agreed to provide consultation and corporate development services on behalf of the Company. In return, the Company has agreed to compensate the Michelson Group in the amount of $6,500 per month in addition to warrants to purchase up to 9.9% of the outstanding shares of the Common Stock of the Company (as calculated following the completion of the July 21, 1998 private placement) at an exercise price of $0.01. Pursuant to the Agreement, the Michelson Group has agreed that the exercise of the warrants adhere to the following schedule: one fourth of the warrants can be exercised upon execution of the Agreement; an additional one fourth when the Company breaks escrow on its initial private placement of securities; an additional one fourth once the Company's market capitalization reaches $40,000,000; and the remaining one fourth upon the Company breaking escrow on a debt or equity financing of $3,000,000 or more. Pursuant to an amendment to the Agreement in November 3, 1998, the Company agreed to waive the requirements for the vesting of the fourth tranche of warrants provided under this Agreement. These warrants resulted in $584,516 being charged by the Company for consulting fees rendered in fiscal 1998 and 1999. As of June 30, 1999, all 1,417,008 of the vested warrants have been exercised.

Acquisition of Gentel Communications

On August 31, 1998, the Company (which at the time was designated Bobernco, Inc., a Nevada corporation) acquired all of the outstanding common stock of GenTel Communications, Inc., a Colorado corporation in a business combination described as a "reverse acquisition." As part of the reorganization, the Company issued 8,986,950 shares of its Common Stock to the shareholders of GenTel in exchange for all of the outstanding shares of Common Stock of GenTel. Such shares include the shares owned by officers and directors of the Company as set forth in the Section "Security Ownership of Certain Beneficial Owners and Management" hereunder.

Loan To Company By S. Paul Sandhu

The Company has borrowed $73,500 from its President and CEO. These borrowings ("Borrowings") were for use as working capital. The Company does not expect to borrow any additional funds beyond the total amount currently borrowed from the President and CEO. Under the terms of the Borrowings, the Company will be required to repay the principal of $73,500 within one year with 10% interest. The Borrowings are not secured.

NASD Administrative Action

Between 1989 and 1994, Mr. Clemons was a licensed NASD broker. As a broker, Mr. Clemons was subject to three claims related to such engagement and subsequently an administrative action by the NASD related to his work as a licensed broker. Mr. Clemons was found liable for an award of $4,000 on one of the actions and subsequently in April 1997, was fined $65,000 and barred from association with any NASD member with the ability for re-application following a period of two years.

Lock-up of Shares Held by Management

In August 1999, S. Paul Sandhu, the Company's President & CEO, and Eric Clemons, the Company's Chief Operating Officer, agreed to a lock-up of their shares. As part of the agreement, Mr. Sandhu and Mr. Clemons have agreed to register a minimum of 25,000 shares each between now and the year 2000.

Options Issued to Directors of the Company

On May 4, 1999, the Company issued 526,316 shares of "restricted" (as that term is defined under Rule 144 of the Securities Act of 1933) Common Stock to Clay T. Whitehead, a director of the Company, pursuant to an option agreement entered into between the Company and Mr. Whitehead in April, 1999 which granted Mr. Whitehead an option to purchase up to 526,316 shares of the Company's Common Stock at an exercise price of $0.475 per share. A total of approximately $352,632 of compensation expense was recorded at the date of grant in April 1999. The issuance was exempt under Section 4(2) of the Securities Act of 1933.

On October 20, 1999, the Company granted 526,000 options to purchase 526,000 shares of "restricted" (as that term is defined under Rule 144 of the Securities Act of 1933) Common Stock, at an exercise price of $1.00 per share, to John M. Eger, a director of the Company, pursuant to an option agreement entered into between the Company and Mr. Eger. A total of approximately $527,740 of compensation expense was recorded at the date of grant in October 1999. The issuance was exempt under Section 4(2) of the Securities Act of 1933.

Registration of Shares on Form S-8 filed with the Securities and Exchange Commission

In September 1999, the Company issued an aggregate of 67,675 shares to seven consultants of the Company and the Cutler Law Group, the Company's securities counsel, in exchange for consultation and legal services provided to the Company valued at approximately $271,000. The transaction was exempt under Section 4(2) of the Securities Act of 1933. These shares were subsequently registered on Form S-8 filed with the Securities and Exchange Commission on October 6, 1999.

In addition, the Company registered on the same Form S-8 filed with the Securities and Exchange Commission, 411,000 options held by employees valued at approximately $1,184,000 and 750,000 options pursuant to its 1999 Stock Option Plan.

                          PROPOSAL ONE
                      ELECTION OF DIRECTORS

Directors are elected by the shareholders at each annual meeting to hold office until their respective successors are elected and qualified. Pursuant to the Bylaws of the Company, the Board of Directors consists of not less than one (1) nor more than five (5) directors, and the number is presently fixed at four (4) members.
As a result of the acquisition of Gentel Communications, Inc. by the Company, the Company's prior Board of Directors resigned and appointed S. Paul Sandhu and Eric Clemons to fill their vacancies.
See "Certain Relationships and Related Transactions   Merger with
GenTel Communications". Clay T. Whitehead was appointed to the Board on September 16, 1998 to fill one of the vacancies and John M. Eger was appointed to the Board on October 20, 1999 to fill an additional vacancy left over from the acquisition of GenTel by the Company.

Voting for the election of directors is non-cumulative, which means that a simple majority of the shares voting may elect all of the directors. Each share of Common Stock is entitled to one vote and, therefore, has a number of votes equal to the number of authorized directors. Proxies may not be voted for more than four (4) directors.

Although management of the Company expects that each of the following nominees will be available to serve as a director, in the event that any of them should become unavailable prior to the Annual Meeting, management's proxies will be voted for a nominee or nominees designated by management or will be voted for a lesser number of directors. If there are other nominees, management's proxies will be voted so as to elect the greatest number of the following nominees. Management has no reason to believe that any of its nominees, if elected, will be unavailable to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED
BELOW.

The nominees for election to the Board of Directors as selected by the Board of Directors of the Company are set forth below alphabetically:

                  Eric Clemons
                  John M. Eger
                  S. Paul Sandhu
                  Clay T. Whitehead

The biographies of nominees, including certain additional information, are set forth below:

ERIC CLEMONS, 28, is currently the Company's Chief Operating Officer and a director of the Company. Mr. Clemons has been with GTC since its inception. Mr. Clemons has over eight (8) years experience with sales and marketing organizations. Mr. Clemons most recently was Vice President of Marketing for Intelligent Electronic Communications managing a staff of 50 employees. Mr. Clemons has attended The Wharton School of Business executive management programs.

JOHN M. EGER, 59, was appointed to the Board on October 20, 1999. Mr. Eger is currently the holder of the prestigious Lionel Van Deerlin Endowed Chair of Communications and Public Policy at San Diego State University. He is also the President and CEO of the World Foundation for Smart Communities, a non-profit, non-governmental educational program dedicated to helping communities understand the importance of information technology as a catalyst for transforming life and work in the 21st Century. Mr. Eger formerly headed CBS Broadcast International which he established and was Senior Vice President of the CBS Broadcast Group. From 1971-1973, Mr. Eger was legal assistant to the chairman of the Federal Communications Commission, and from 1974-1976 served as Telecommunications Advisor to Presidents Nixon and Ford and was also the Head of the White House Office of Telecommunications Policy
(OTP). Other positions Mr. Eger has held include serving as Chairman of the Board of the San Diego Processing Corporation, Chairman of San Diego Mayor Susan Golding's City of the Future Advisory Committee and Chairman of Governor Pete Wilson's California Commission on Information Technology.

S. PAUL SANDHU, 38, is currently the Company's President and Chief Executive Officer and a director of the Company. Mr. Sandhu has been with GTC since its inception. Mr. Sandhu has over ten (10) years experience with start-up and emerging growth companies. Mr. Sandhu was Co-Founder, President and Co-Owner of Maximum Security ("Maximum"), a Security and surveillance company he started in 1992.
 While at Maximum, Mr. Sandhu actively managed a staff of over 200 employees. In 1997 Mr. Sandhu sold the business to his partner.
Mr. Sandhu graduated from the University of Punjab in India with a degree in Engineering.

CLAY T. WHITEHEAD, 57, was appointed to the Board on September 16, 1998. Mr. Whitehead is currently President of Clay Whitehead Associates, a strategic consulting and business development company which concentrates on the telecommunications and media industries. Clay Whitehead Associates primarily works with large companies to develop business projects in the areas of telecommunications and television. Mr. Whitehead has participated in the formation, strategy development, regulatory posture, and financing of a number of telecommunications businesses in the United States and internationally. Mr. Whitehead has also served as a special assistant to President Nixon, with policy responsibility for NASA, the Atomic Energy Commission, and the National Science Foundation. From 1971 to 1974, he was director of the U.S. Office of Telecommunications Policy. From 1979 to 1983, Mr. Whitehead founded and was president of Hughes Communications, Inc., a subsidiary of Hughes Aircraft Company.

The following directors presently serve as directors of the following public corporations:

      Clay T. Whitehead       Prudential Funds, a number
                              of Prudential mutual funds;
                              Crosswalk.com, an internet
                              e-commerce company.

      John M. Eger            WaveExpress, a joint venture
                              of Saranov Labs and Wave Systems;
                              Solana Technology, an electronic
                              watermarking company; E-Tel Corp.,
                              a manufacturer of internet telephones.

MEETINGS AND COMPENSATION OF BOARD OF DIRECTORS

The Board of Directors of the Company held one meeting during the year ended June 30, 1999. Each director attended the meeting. The Board does not meet on any pre-determined schedule but meets on an as needed basis. Board members are reimbursed for out-of-pocket expenses and will receive $1,500 and 2,500 shares of the Company's restricted (as that term is defined by Rule 144 of the Securities Act of 1933) Common Stock per quarter.

                        PROPOSAL TWO
     APPROVAL OF THE COMPANY'S 1999 STOCK OPTION PLAN

Background and Purpose

The purpose of the GTC 1999 Omnibus Stock Option Plan (the
"Plan")is to provide a means to attract and retain competent personnel and to provide to participating officers, directors, employees and consultants long-term incentive for high levels of performance and for unusual efforts to improve the financial performance of the Company. The Board believes that it is in the Company's and its shareholders' best interest to provide to such persons, through the granting of stock options, an opportunity to participate in the appreciation and value of the Common Stock of the Company. The Plan provides for the grant of either incentive or non-statutory options. The following description of the primary features of the Plan is qualified in all respects by reference to the full text of the Plan.

Incentive and Nonstatutory Options

The Plan provides both for incentive stock options ("Incentive Options") specifically tailored to the provisions of the Internal Revenue Code (the "Code") and for options not qualifying as Incentive Options ("Nonstatutory Options"). Options are designated as Incentive Options or Nonstatutory Options by the Board when granted. The use of the term "option" herein shall mean both Incentive Options and Nonstatutory Options.

To obtain certain tax benefits, the Plan establishes special rules for Incentive Options, including the requirement that such Incentive Options may be granted to an individual only for shares having a maximum aggregate fair market value not exceeding $100,000 (valued at the time of grant) for any year in which such shares first become available for purchase through the exercise of such Incentive Options. The option price per share for Incentive Options must not be less than the fair market value per share of the Common Stock on the date of grant. In order for the Incentive Options to qualify for certain tax benefits, the Plan must be ratified by the Shareholders of the Company. Failure to obtain ratification of the Plan will not invalidate the Plan but will disqualify the Incentive Options with regards to certain tax benefits.

Eligibility and Administration

Employees and consultants of the Company, including officers and directors, are eligible to receive options granted under the 1999 Plan. The approximate number of persons eligible to receive options under the Plan is 28. The Plan authorizes the granting of options to purchase up to 750,000 shares of Common Stock. The shares subject to the options will generally be made available from authorized but unissued shares. The Plan will be administered by the Board of Directors ("Board"). The Board has full authority to award options under the Plan, to establish the terms of the option agreements, and to take all other action deemed appropriate for administration of the Plan.

Options will generally be granted after recommendation by management. In general, the Company will not receive any cash or other consideration for the granting or extension of options, but options are generally issued in recognition of services rendered or to be rendered to the Company. On October 18, 1999, the Company's Board of Directors has granted an aggregate of 78,000 Incentive Options, exercisable at $2.9375 per share (the fair market value of the Company's Common Stock on the day of grant) to 21 employees of the Company and an aggregate of 510,000 Nonstatutory Options, exercisable at $1.10 per share, to the officers of the Company as follows:

                  Officer:                 Options
                  --------                 -------
                  Paul Sandhu              250,000
                  Eric Clemons             150,000
                  Gerald DeCiccio           50,000
                  Mark Fleming              50,000
                  Frank Naccarelli          10,000

Because the employees, directors and consultants who may participate in the Plan in the future and the amount of their options are determined by the Board in its discretion, it is not possible to state the name or positions of, or the number of options that may be granted to, the Company's employees, directors and consultants in the future.

Terms and Conditions of Options

Except as otherwise described in this Proxy Statement, options may be granted under the Plan under such terms and conditions as the Board may determine from time to time. Under the Plan, Incentive Options are awarded with an exercise price equal to the fair market value of the Common Stock. Nonstatutory Options are awarded with an exercise price of 25% to 100% of the fair market value of the Common Stock on the date of grant, and no option may be exercised later than 10 years from the date of the grant. Payment for shares purchased upon the exercise of an option must be made in cash, in shares of the outstanding Common Stock, or in a combination of cash and shares.

Unless otherwise determined by the Board, options granted under the Plan may not be assigned and, during the lifetime of the optionee, may be exercised only by him or her. If an optionee's employment is terminated for any reason other than death or disability, any unvested options shall expire immediately. Options already vested shall expire, subject to the expiration date of the option, within 30 days from the optionee's termination date, unless extended by the Board for up to no more than three months from the optionee's termination date. If employment is terminated because of death or disability, the option may be exercised (subject to the expiration date of the option) for up to one year after such termination, but only to the extent it was exercisable on the date of death or disability.

Pursuant to a Registration Statement on Form S-8, filed with the Securities and Exchange Commission on October 6, 1999, the Company has registered the shares underlying the 750,000 options provided for in the Plan. As a consequence, shares issued pursuant to options granted under the plan are freely tradeable and may be resold by optionees in the open market.

Modification and Termination

The Plan provides for adjustment in the number and class of shares subject to the Plan and to the option rights and the exercise prices of such option rights granted thereunder, in the event of stock dividends, stock splits, reverse stock splits, recapitalization, reorganization, certain mergers, consolidation, acquisition, or other changes in the capital structure of the Company.

The Plan will terminate on September 30, 2009. In addition, the Board of Directors may, at any time, terminate the Plan or amend it except with respect to certain matters for which shareholder approval is required under the Code or Securities and Exchange Commission rules applicable to the Plan. Under such rules, any amendment that would materially increase the cost of the Plan to the Company or the benefits to eligible employees would require shareholder approval. No amendment or termination of the Plan by the Board of Directors may adversely affect any option previously granted under the Plan without the consent of the optionee.

Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to awards under the Plan. This summary is not intended to be exhaustive and, among other things, does not describe state or local tax consequences.

In general, an optionee will be subject to tax at the time a Nonstatutory Option is exercised (but not at the time of grant), and he or she will include in ordinary income in the taxable year in which he or she exercises a Nonstatutory Option an amount equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise, and the Company will generally be entitled to deduct such amount for federal income tax purposes except as such deductions may be limited by the Revenue Reconciliation Act of 1993 ("1993 Tax Act"), described below. Upon disposition of shares, the appreciation (or depreciation) after the date of exercise will be treated by the optionee as either short-term or long-term capital gain or loss depending on whether the shares have been held for the then-required holding period.

In general, an optionee will not be subject to tax at the time an Incentive Option is granted or exercised. Upon disposition of the shares acquired upon exercise of an Incentive Option, long-term capital gain or loss will be recognized in an amount equal to the difference between the disposition price and the exercise price, provided that the optionee has not disposed of the shares within two years of the date of grant or within one year from the date of exercise. If the optionee disposes of the shares without satisfying both holding period requirements (a "Disqualifying Disposition"), the optionee will recognize ordinary income at the time of such Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the share on the date the Incentive Option was exercised or the date of sale. Any remaining gain or loss is treated as short-term or long-term capital gain or loss depending upon how long the shares have been held. The Company is not entitled to a tax deduction upon either the exercise of an Incentive Option or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the optionee recognizes ordinary income in a Disqualifying Disposition and then only to the extent that such deduction is not limited by the 1993 Tax Act.

If the optionee pays the exercise price, in full or in part, with previously acquired shares, the exchange will not affect the tax treatment of the exercise. However, if such exercise is effected using shares previously acquired through the exercise of an Incentive Option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

Commencing with the Company's 2000 fiscal year, the federal income tax deduction that the Company may take for otherwise deductible compensation payable to executive officers who, on the last day of the fiscal year, are treated as "named executive officers" in the Company's Proxy Statement for such year will be limited by the 1993 Tax Act to $1,000,000. Under the provisions of the 1993 Tax Act, the deduction limit on compensation will apply to all compensation, except compensation deemed under the 1993 Tax Act to be "performance-based" and certain compensation related to retirement and other employee benefit plans. The determination of whether compensation related to the Plan is performance-based for purposes of the 1993 Tax Act will be dependent upon a number of factors, including shareholder approval of the Plan, and the exercise price at which options are granted. The 1993 Tax Act also prescribes certain limitations and procedural requirements in order for compensation to qualify as performance-based, including rules which require that in the case of compensation paid in the form of stock options, the option price be not less than the fair market value of the stock at date of grant and that the plan under which the options are granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee. Although the Company has structured the Plan to satisfy the requirements of the 1993 Tax Act with regard to its "performance-based" criteria, there is no assurance that awards thereunder will so satisfy such requirements, and accordingly, the Company may be limited in the deductions it may take with respect to awards under the Plan.

Approval and ratification of the Option Plan will require the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock present or represented and voting at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL AND
RATIFICATION OF THE OPTION PLAN.

                       PROPOSAL THREE
          AMENDMENT TO ARTICLES OF INCORPORATION

On June 28, 1999, the Board of Directors approved, subject to stockholder approval, an Amendment to the Company's Certificate of Incorporation to authorize 10,000,000 shares of preferred stock, par value $0.001, the rights and preferences to be determined by the Board of Directors. The Company proposes to amend Article 4 of the Company's Articles of Incorporation to read as follows:

      "4.   The capital stock of the Corporation shall consist of
50,000,000 shares of Common Stock, $0.001 par value and 10,000,000 shares of preferred stock, $0.001 par value.

            The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the "Board of Directors") is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares (a "Preferred Stock Designation") and as may be permitted by the General Corporation Law of the State of Nevada. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series."

The Board of Directors believes that it is advisable and in the best interests of the Company to have available authorized but unissued shares of Preferred Stock to provide for future needs. The additional but unissued shares of Preferred Stock will be available for issuance from time to time by the Company in the discretion of the Board of Directors, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, stock options, convertible debt and equity financing. The Company's Board of Directors believes that the additional but unissued Preferred Stock may be necessary for future financing and to attract potential new equity capital to carry out the Company's business objectives. However, the Company is not currently contemplating, and has not entered into any agreements for any equity or debt financing requiring the issuance of any Preferred Stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSED
AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION.


   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of September 30, 1999, with respect to each person who is known by the Company to own beneficially 5% or more of the Company's outstanding Common Stock, the number of shares and the percentage so owned, as well as the beneficial ownership of Common Stock of the Company by the directors, the executive officers of the Company and all directors and executive officers as a group.

Name and                         Amount and           Percent of
Address of                       Nature of            Shares of
Beneficial                       Beneficial           Common Stock
Owner                            Ownership            Outstanding (6)
----------                       ------------         ---------------
Reet Trust                       2,000,000(1)            12.47%
8018 Santa Ana Canyon,
Suite 100-112
Anaheim Hills, CA 92808

Michelson Group                  1,054,483                6.57%
5000 Birch Street,
Suite 9600
Newport Beach, CA 92660

S. Paul Sandhu                   4,333,608(2)            27.02%
Eric Clemons                     1,444,152(3)             9.00%
Gerald DeCiccio                     66,667(4)             0.42%
Mark Fleming                        40,000(5)             0.25%
John M. Eger                       526,000                3.28%
Clay T. Whitehead                  526,316                3.28%

All directors and
officers as a group
(6 persons)                      6,936,743               43.25%

(1) The trustee of the Reet Trust is Teg Sandhu, father of S. Paul Sandhu. However, S. Paul Sandhu disclaims any beneficial ownership to the shares held by the Reet Trust.
(2) Includes an aggregate of 200,000 options to acquire shares of Company common stock in accordance with Mr. Sandhu's employment agreement.
(3) Includes an aggregate of 100,000 options to acquire shares of Company common stock in accordance with Mr. Clemons' employment agreement and 30,000 shares held in the name of Clemons International Trading, Inc.
(4) Includes vested options to purchase up to 66,667 shares of the Company common stock, but excludes options to purchase 83,333 shares of Company common stock that are not exercisable during the next 60 days.
(5) Includes vested options to purchase up to 40,000 shares of the Company common stock, but excludes options to purchase 60,000 shares of Company common stock that are not exercisable during the next 60 days.
(6) In calculating percentage ownership, all shares of Common Stock which a named shareholder has the right to acquire within 60 days from the date of this Proxy Statement upon exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by that shareholder, but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by any other shareholders.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on the review of copies of such reports furnished to the Company and written representations that no other reports were required, the Company has been informed that Eric Clemons, the Company's Chief Operating Officer failed to timely file a required Form 4 reporting certain transfers on August 11, 1999 of Common Stock owned by Mr. Clemons. A Form 4 reporting these transfers was subsequently filed by Mr. Clemons. Additionally, the Company is informed that Clay T. Whitehead, a director of the Company failed to timely file a Form 3 Initial Statement of Beneficial Ownership. The Company has been informed that Mr. Whitehead filed the required filing on October 1, 1999. To the best of the Company's knowledge, during the years ended June 30, 1999 and 1998, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent shareholders, except for those mentioned above, were complied with.

                       SHAREHOLDER PROPOSALS

Any shareholder desiring to submit a proposal for action at the 2000 Annual Meeting of Shareholders and presentation in the Company's proxy statement with respect to such meeting should arrange for such proposal to be delivered to the Company's offices, 3151 Airway Ave., Suite P-3, Costa Mesa, California 92626, addressed to Eric Clemons, no later than September 1, 2000 in order to be considered for inclusion in the Company's proxy statement relating to the meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer. The Company anticipates that its next annual meeting will be held in November 2000.

On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal which is not addressed in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

With respect to the Company's 2000 Annual Meeting of Shareholders, if the Company is not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in the Company's proxy statement, by September 1, 2000, the Company will be allowed to use its voting authority as described above.


                        OTHER MATTERS

The Company has enclosed with this Proxy Statement a copy of the Company's Annual Report on Form 10-KSB to Shareholders for the year ended June 30, 1999.

Management knows of no other matters to come before the meeting. If, however, any other matter properly comes before the meeting, the persons named in the enclosed Proxy form will vote in accordance with their judgment upon such matter.

Shareholders who do not expect to attend in person are urged to promptly execute and return the enclosed Proxy.

                              By order of the Board of Directors

                              /s/ Eric C. Clemons
                              Eric C. Clemons
                              Secretary


Costa Mesa, California
November 11 1999

APPENDIX 1

                          GTC TELECOM, INC.
                        an Nevada corporation
                      OMNIBUS STOCK OPTION PLAN


   1.  Name, Effective Date and Purpose.

    1.1 This Plan document is intended to implement and govern two separate stock option plans of GTC TELECOM, INC. (the "Company"):
The Incentive Stock option plan ("Plan A") and the Nonstatutory Stock Option Plan ("Plan B"). Plan A provides for the granting of options that are intended to qualify as incentive stock options ("Incentive Stock Options") within the meaning of Section 422A(b) of the Internal Revenue Code (the "Code"), as amended. Plan B provides for the granting of options that are not intended to so qualify. Unless specified otherwise, all the provisions of this Plan relate equally to both Plan A and Plan B and are condensed for convenience into one Plan document.

    1.2 Plan A and Plan B are each established effective as of October 1, 1999. The purpose of Plan A and Plan B (sometimes together referred to as the "Plan" or this "Plan") is to promote the growth and general prosperity of the Company and its Affiliated Companies. This Plan will permit the Company to grant options ("Options") to purchase shares of its common stock ("Common Stock").
 The granting of Options will help the Company attract and retain the best available persons for positions of substantial responsibility, and will provide certain employees with an additional incentive to contribute to the success of the Company and its Affiliated Companies. For purposes of this Plan, the term "Affiliated Companies" shall mean any component member of a controlled group of corporations, as defined under Code Section 1563, in which the Company is also a component member.

   2.  Administration.

    2.1 The Plan shall be administered solely by the Board of Directors (the "Board"). All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees.

    2.2 The Board shall have sole authority, in its absolute discretion, to determine which of the eligible persons of the Company and its Affiliated Companies shall receive Options ("Optionees"), and, subject to the express provisions and restrictions of this Plan, shall have sole authority, in its absolute discretion, to determine the time when Options shall be granted, the terms and conditions of any Option other than those terms and conditions fixed under this Plan, the number of shares which may be issued upon exercise of an Option and the means of payment for such shares, and shall have authority to do everything necessary or appropriate to administer the Plan.

    2.3 Aggregate limitations with respect to all participants in the Plan:

       2.3.1 The Board shall not grant Options covering more than the number of Available Shares of Common Stock to any employee in any Plan Year.

    2.4 Aggregate limitations with respect to the participation of directors and officers in the Plan:

       2.4.1 No more than the number of Available Shares of Common Stock may be optioned and sold to directors of the Company under Plan A and Plan B considered in the aggregate in any Plan Year.

       2.4.2 No more than the Available Shares of Common Stock may be optioned and sold to non-director officers of the Company under Plan A and Plan B considered in the aggregate in any Plan Year.

    2.5 Definitions:

       2.5.1   Available Shares: Those shares specified in Section
4.1 as available for issuance pursuant to this Plan in any Plan Year.

       2.5.2 Officer: The chief executive officer, president, chief financial officer, chief accounting officer, any vice president in charge of a principal business function (such as sales, administration, finance, or legal) and any other person who performs similar policy-making functions for the Company.

       2.5.3   Parent Corporation: A corporation as defined in
Section 425(e) of the Code.

       2.5.4 Plan Year: Any twelve (12) month period (or shorter period during the final year of this Plan) commencing October 1 during the term of this Plan.

       2.5.5 Restricted Shareholder: An individual who, at the time an Option is granted under either Plan A or Plan B, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its Parent Corporation or Subsidiary Corporation, with stock ownership to be determined in light of the attribution rules set forth in Section 425(d) of the Code.

       2.5.6   Subsidiary Corporation: A corporation as defined in
Section 425(f) of the Code.

   3.  Eligibility.

    3.1 Plan A: The Board may, in its discretion, grant one or more Options under Plan A to any employee of the Company or its Affiliated Companies, including any employee who is a director of the Company or of any of its Affiliated Companies presently existing or hereinafter organized or acquired. Such Options may be granted to one or more such employees without being granted to other eligible employees, as the Board may deem fit.

    3.2 Plan B: The Board may, in its discretion, grant one or more options under Plan B to any key management employee, any employee or non-employee director of the Company or its Affiliated Companies, including any employee who is a director of the Company or of any of its Affiliated Companies presently existing or hereinafter organized or acquired, or any person who performs consulting or other services for the Company or its Affiliated Companies and who is designated by the Board as eligible to participate in Plan B. Such Options may be granted to one or more such persons without being granted to other eligible persons, as the Board may deem fit.

   4.  Stock to be Optioned.

    4.1 The aggregate number of shares which may be optioned and sold under Plan A and Plan B in any Plan Year shall not exceed the following amounts of the shares of Authorized Common Stock of the
Company:

           Plan Year                          Available Shares
           ----------                         ----------------
October 1, 1999 - September 30, 2000           750,000 shares

Each subsequent Plan Year beginning            5% of outstanding stock
                                               on October 1 of each such
                                               Plan Year

The foregoing constitutes an absolute cumulative limitation on the total number of shares, that may be optioned under both Plan A and Plan B in any Plan Year. Therefore, at any particular date during a Plan Year, the maximum aggregate number of shares which may be optioned under either Plan A or Plan B or both is equal to the Available Shares minus the number of shares previously optioned and sold under both Plan A and Plan B during that Plan Year. All shares to be optioned and sold under either Plan A or Plan B may be either authorized but unissued shares or shares held in the treasury.

    4.2 Shares of Common Stock that: (i) are repurchased by the Company after issuance hereunder pursuant to the exercise of an Option, or (ii) are not purchased by the Optionee prior to the expiration or termination of the applicable Option, shall again become available to be covered by Options to be issued hereunder and shall not, as of the effective date of such repurchase or expiration, be counted as covered by an outstanding Option for purposes of the above-described maximum number of shares which may be optioned hereunder.

   5. Option Price. The Option Price for shares of Common Stock to be issued under Plan A shall be 100%, and under Plan B between 25% to 100%, of the fair market value of such shares on the date on which the Option covering such shares is granted by the Board (or the Committee, if authorized by the Board), except that if on the date on which such Option is granted the Optionee is a Restricted Shareholder, then such Option Price for Options granted under Plan A shall be 110% of the fair market value of the shares of Common Stock subject to the Option on the date such Option is granted by the Board. The fair market value of the shares of Common Stock for all purposes of this Plan is to be determined by the Board in its sole discretion, exercised in good faith.

   6. Term of Plan. Plan A and Plan B shall become effective on October 1, 1999. Both Plan A and Plan B shall continue in effect until September 30, 2009 unless terminated earlier by action of the Board. No Option may be granted hereunder after September 30, 2009.

   7.  Exercise of Option.    Subject to the actions, conditions
and/or limitations set forth in this Plan document and/or any applicable Stock Option Agreement entered into hereunder, Options granted under this Plan shall be exercisable in accordance with the following rules:

    7.1 No Option granted under Plan A may be exercised in whole or in part until six (6) months after the date on which the Option is granted by the Board, or by the Committee if so authorized
(hereinafter the "Option Grant Date").

    7.2 Subject to the specific provisions of this Section 7, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Board shall provide in the terms of each individual Option; provided, however, each Option granted under the Plan shall become exercisable in installments of not more than 20% of the number of shares covered by such Option each year from the Option Grant Date; and provided, further, that by a resolution adopted after an Option is granted the Board may, on such terms and conditions as it may determine to be appropriate and subject to the specific provisions of this section 7, accelerate the time at which such Option or installment thereof may be exercised. For purposes of this Plan, any accrued installment of an Option granted hereunder shall be referred to as an "Accrued Installment."

    7.3 Subject to the specific restrictions contained in this
Section 7, an Option may be exercised when Accrued Installments accrue, as provided in the terms under which such Option was granted, for a period of up to ten (10) years from the Option Grant Date. In no event shall any Option be exercised on or after the expiration of said maximum applicable period, regardless of the circumstances then existing (including but not limited to the death or termination of employment of the Optionee).

    7.4 The Board shall fix the expiration date of the Option (the "Option Expiration Date") at the time the Option grant is authorized.

   8.  Rules Applicable to Certain Dispositions.

    8.1 Notwithstanding the foregoing provisions of Section 7, in the event the Company or the shareholders of the Company enter into an agreement to dispose of all or substantially all of the assets or capital stock of the Company by means of a sale, merger, consolidation, reorganization, liquidation, or otherwise, an Option shall become immediately exercisable with respect to the full number of shares subject to that Option during the period commencing as of the later of (i) date of execution of such agreement or (ii) six (6) months after the Option Grant Date, and ending as of the earlier of:

       8.1.1   the Option Expiration Date; or

       8.1.2 the date on which the disposition of assets or capital stock contemplated by the agreement is consummated.

The exercise of any Option made exercisable solely by reason of this
Section 8.1 shall be conditioned upon the consummation of the disposition of assets or stock under the above referenced agreement.
 Upon the consummation of any such disposition of assets or stock, the Plan and any unexercised Options issued hereunder (or any unexercised portion thereof) shall terminate and cease to be effective.

    8.2 Notwithstanding the foregoing, in the event that any such agreement shall be terminated without consummating the disposition of said stock or assets, any unexercised non-vested installments that had become exercisable solely by reason of the provisions of section 8.1 shall again become non-vested and unexercisable as of said termination of such agreement.

    8.3 Notwithstanding the provisions set forth in Section 8.1, the Board may, at its election and subject to the approval of the corporation purchasing or acquiring the stock or assets of the Company (the "Surviving Corporation"), arrange for the Optionee to receive upon surrender of Optionee's Option a new option covering shares of the Surviving Corporation in the same proportion, at an equivalent option price and subject to the same terms and conditions as the old Option. For purposes of the preceding sentence, the excess of the aggregate fair market value of the shares subject to such new option immediately after consummation of such disposition of stock or assets over the aggregate option price of such shares of the Surviving Corporation shall not be more than the excess of the aggregate fair market value of all shares subject to the old Option immediately before consummation of such disposition of stock or assets over the aggregate Option Price of such shares of the Company, and the new option shall not give the Optionee additional benefits which such Optionee did not have under the old Option or deprive the Optionee of benefits which the Optionee had under the old Option. If such substitution of options is effectuated, the Optionee's rights under the old Option shall thereupon terminate.

   9.  Mergers and Acquisitions.

    9.1 If the Company at any time should succeed to the business of another corporation through a merger or consolidation, or through the acquisition of stock or assets of such corporation, Options may be granted under the Plan to option holders of such corporation or its subsidiaries, in substitution for options or rights to purchase stock of such corporation held by them at the time of succession. The Board shall have sole and absolute discretion to determine the extent to which such substitute Options shall be granted (if at all), the person or persons within the eligible group to receive such substitute Options (who need not be all option holders of such corporation), the number of Options to be received by each person, the Option Price of such Option, and the terms and conditions of such substitute Options; provided however, that the terms and conditions of the substitute Options shall comply with the provisions of Section 425 of the Code, such that the excess of the aggregate fair market value of the shares subject to such substitute Option immediately after the substitution or assumption over the aggregate option price of such shares is not more than the excess of the aggregate fair market value of all shares subject to the substitution Option immediately before such substitution or assumption over the aggregate option price of such shares, and the substitution Option or the assumption of the old option does not give the holder thereof additional benefits which he or she did not have under such old option.

    9.2 Notwithstanding anything to the contrary herein, no Option shall be granted, nor any action taken, permitted or omitted, which could cause the Plan, or any Options granted hereunder as to which Rule 16b-3 under the Securities Exchange Act of 1934 may apply, not to comply with such Rule.

   10. Termination of Employment.

    10.1 In the event that the Optionee's employment, directorship or consulting or other arrangement with the Company (or Affiliated Company) is terminated for any reason other than death or disability, any unexercised Accrued Installments of the Option granted hereunder to such terminated Optionee shall expire and become unexercisable as of the earlier of:

       10.1.1         the applicable Option Expiration Date; or

       10.1.2 a date 30 days after such termination occurs, provided, however, that the Board may, in the exercise of its discretion, extend said date up to and including a date three months following such termination with respect to Options granted under Plan A, or up to and including a date two years following such termination with respect to Options granted under Plan B.

    10.2 In the event that Optionee's employment, directorship or consulting or other arrangement with the Company is terminated due to the death or disability of the Optionee, any unexercised Accrued Installments of the Option granted hereunder to such Optionee shall expire and become unexercisable as of the earlier of:

       10.2.1         the applicable Option Expiration Date; or

       10.2.2 the first anniversary of the date of death of such Optionee (if applicable); or

       10.2.3 the first anniversary of the date of the termination of employment, directorship or consulting or other arrangement by reason of disability (if applicable). Any such Accrued Installments of a deceased Optionee may be exercised prior to their expiration by (and only by) the person or persons to whom the Optionee's Option right shall pass by will or by the laws of descent and distribution, if applicable, subject, however, to all the terms and conditions of this Plan and the applicable Stock
Option Agreement governing the exercise of Options granted hereunder.

    10.3 For purposes of this section 10, an Optionee shall be deemed employed by the Company (or Affiliated Company) during any period of leave of absence from active employment as authorized by the Company (or Affiliated Company).

   11. Exercise of Options.

    11.1 An Option shall be deemed exercised when written notice of such exercise has been given to the Company at its principal business office by the person entitled to exercise the Option and full payment in cash or cash equivalents (or with shares of Common Stock pursuant to section 14) for the shares with respect to which the Option is exercised has been received by the Company. The Board may cause the Company to give or arrange for financial assistance (including without limitation direct loans, with or without interest, secured or unsecured, or guarantees of third party loans) to an Optionee for the purpose of providing funds for the purchase of shares pursuant to the exercise of Options, when in the judgment of the Board such assistance is in the best interests of the Company, is consistent with the Certificate of Incorporation and Bylaws of the Company and applicable laws, and will permit the shares to be fully paid and nonassessable when issued.

    11.2       An Option may be exercised in accordance with this
section 11 as to all or any portion of the shares covered by an Accrued Installment of the Option from time to time during the applicable Option period, but shall not be exercisable with respect to fractions of a share.

    11.3 As soon as practicable after any proper exercise of an Option in accordance with the provisions of this Plan, the Company shall deliver to the Optionee at the main office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates representing the shares of Common Stock as to which the Option has been exercised. The time of issuance and delivery of the Common Stock may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable listing requirements of any national or regional securities exchange and any law or regulation applicable to the issuance and delivery of such shares.

   12. Authorization to Issue Options and Shareholder Approval. Unless in the judgment of counsel to the Company such permit is not necessary with respect to particular grants, Options granted under the Plan shall be conditioned upon the Company obtaining any required permit from the California Department of Corporations and/or other appropriate governmental agencies, free of any conditions not acceptable to the Board, authorizing the Company to grant such Options, provided, however, such condition shall lapse as of the effective date of issuance of such permit(s) in a form to which the Company does not object within sixty (60) days. The grant of Options under the Plan also is conditioned on approval of the Plan by the vote or consent of the holders of a majority of the outstanding shares of the Company's Common Stock and no Option granted hereunder shall be effective or exercisable unless and until the Plan has been so approved.

   13. Limit on Value of Optioned Shares. The aggregate fair market value (determined as of the Option Grant Date) of the shares of Common Stock to which Options granted under Plan A are exercisable for the first time by any employee of the Company during any calendar year under all incentive stock option plans of the Company and its Affiliated Companies shall not exceed $100,000. The limitation imposed by this section 13 shall not apply to Options granted under Plan B.

   14. Payment of Exercise Price with Company Stock. The Board may provide that, upon exercise of the Option, the Optionee may elect to pay for all or some of the shares of Common Stock underlying the Option with shares of Common Stock of the Company previously acquired and owned at the time of exercise by the Optionee, subject to all restrictions and limitations of applicable laws, rules and regulations, including Section 425(c)(3) of the Code, and provided that the Optionee will make representations and warranties satisfactory to the Company regarding his or her title to the shares used to effect the purchase, including without limitation representations and warranties that the Optionee has good and marketable title to such shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a form satisfactory to the Company. The equivalent dollar value of the shares used to effect the purchase shall be the fair market value of the shares on the date of the purchase as determined by the Board in its sole discretion, exercised in good faith.

   15. Stock Option Agreements. The terms and conditions of Options granted under the Plan shall be evidenced by a Stock Option
Agreement (hereinafter referred to as the "Agreement") executed by the Company and the person to whom the Option is granted. Each agreement shall contain the following provisions:

    15.1 A provision fixing the number of shares which may be issued upon exercise of the Option;

    15.2 A provision establishing the Option exercise price per share;

    15.3 A provision establishing the times and the installments in which Options may be exercised, provided, however, such times and installments shall not be more than 20% of the number of shares covered by such Option each year from the Option Grant Date;

    15.4 A provision incorporating therein this Plan by reference;

    15.5 A provision clarifying which Options are intended to be Incentive Stock Options under Plan A and which are intended to be nonstatutory stock options under Plan B;

    15.6 A provision fixing the maximum duration of the Option as not more than five (5) years from the Option Grant Date for Options granted under Plan A and not more than ten (10) years from the Option Grant Date for Options granted under Plan B;

    15.7 Such representations and warranties by the Optionee as may be required by section 25 of this Plan or as may be required by the Board in its discretion;

    15.8 Any other restriction (in addition to those established under this Plan) as may be established by the Board with respect to the exercise of the Option, the transfer of the Option, and/or the transfer of the shares purchased by exercise of the Option, provided that such restrictions are not in conflict with this Plan; and

    15.9 Such other terms and conditions consistent with this Plan as may be established by the Board.

   16. Taxes, Fees and Expenses. The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the grant of Options and/or the issue and transfer of shares pursuant to the exercise of such Options, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

   17. Withholding of Taxes. The grant of Options hereunder and the issuance of Common Stock pursuant to the exercise of such Options is conditioned upon the Company's reservation of the right to withhold, in accordance with any applicable law, from any compensation payable to the Optionee any taxes required to be withheld by federal, state and local law as a result of the grant or exercise of any such Option.

   18. Amendment or Termination of the Plan.

    18.1 The Board may amend this Plan from time to time in such respects as the Board may deem advisable, provided, however, that no such amendment shall operate to (i) affect adversely an Optionee's rights under this Plan with respect to any Option granted hereunder prior to the adoption of such amendment, except as may be necessary, in the judgment of counsel to the Company, to comply with any applicable law, (ii) increase the maximum aggregate number of shares which may be optioned and sold under the Plan (unless shareholders approve such increase), (iii) change the manner of determining the option exercise price, (iv) change the classes of persons eligible to receive Options under the Plan, or (v) extend the maximum duration of the Option or the Plan.

    18.2 The Board may at any time terminate this Plan. Any such termination of the Plan shall not, without the written consent of the Optionee, alter the terms of Options already granted, and such Options shall remain in full force and effect as if this Plan had not been terminated.

   19. Options Not Transferable. Options granted under this Plan may not be sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred or alienated in any manner, either voluntarily or involuntarily by operation of law, other than by will or the laws of descent of distribution, and may be exercised during the lifetime of an Optionee only by such Optionee.

   20. No Restrictions on Transfer of Stock. Common Stock issued pursuant to the exercise of an Option granted under this Plan (hereinafter "Optioned Stock"), or any interest in such Optioned Stock, may be sold, assigned, gifted, pledged, hypothecated, uncumbered or otherwise transferred or alienated in any manner by the holder(s) thereof, subject, however, to any representations or warranties requested under section 25 of this Plan and also subject to compliance with any applicable federal, state or other local law, regulation or rule governing the sale or transfer of stock or securities.

   21. Reservation of Shares of Common Stock. The Company, during the term of this Plan, shall at all times reserve and keep available such number of shares of its Common Stock sufficient to satisfy the requirements of the Plan.

   22. Restrictions on Issuance of Shares. The Company, during the term of this Plan, shall use its best efforts to obtain from the appropriate regulatory agencies any requisite authorization to grant Options or issue and sell such number of shares of its Common Stock as necessary to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction thereof the authorization deemed by the Company's counsel to be necessary to the lawful grant of Options or the issuance and sale of any shares of its stock hereunder or the inability of the Company to confirm to its satisfaction that any grant of Options or issuance and sale of any shares of such stock will meet applicable legal requirements shall relieve the Company of any liability in respect of the non-issuance or sale of such stock as to which such authorization or confirmation have not been obtained.

   23. Notices. Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to a person to whom an Option is granted hereunder shall be addressed to him or her at the address given beneath his or her signature on his or her Stock Option Agreement, or at such other address as such person or his or her transferee (upon the transfer of Optioned Stock) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It should be the obligation of each Optionee and each transferee holding optioned stock to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her correct mailing address.

   24. Adjustments Upon Changes in Capitalization. If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, then an appropriate and proportionate adjustment shall be made in the number or kind of shares which may be issued upon exercise or Options granted under the Plan; provided, however, that no such adjustment need be made if, upon the advice of counsel, the Board determines that such adjustment may result in the receipt of federally taxable income to holders of Options granted hereunder or the holders of Common Stock or other classes of the Company's securities.

   25. Representations and Warranties. As a condition to the grant of any Option hereunder or the exercise of any portion of an Option, the Company may require the person to be granted or exercising such Option to make any representations and/or warranty to the Company as may, in the judgment of counsel to the Company, be required under any applicable law or regulation, including, but not limited to, a representation and warranty that the Option and/or shares issuable or issued upon exercise of such Option are being acquired only for investment, for such person's own account and without any present intention to sell or distribute such Option or shares, as the case may be, if, in the opinion of counsel for the Company, such representation is required under the Securities Act of 1933, the California Corporate Securities Law of 1968 or any other applicable law, regulation or rule of any governmental agency.

   26. No Enlargement of Employee Rights. This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any employee, or to be consideration for or a condition of the employment of any employee. Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the employ of the Company or its Affiliated Companies, or to interfere with the right of the Company or an Affiliated Company to discharge any employee thereof at any time. No employee shall have any right to or interest in Options authorized hereunder prior to the grant of such an Option to such employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

   27. Information to Option Holders. During the period any options granted to employees of the Company remain outstanding, such employee-option holders shall be entitled to receive, on an annual or other periodic basis, financial and other information regarding the Company. The Board shall exercise its discretion with regard to the nature and extent of the financial information so provided, giving due regard to the size and circumstances of the Company and, if the Company provides annual reports to its shareholders, the Company's practice in connection with such annual reports. Notwithstanding the above, if the issuance of options under either Plan A or Plan B is limited to key employees whose duties in connection with the company assure their access to equivalent information, this section 27 shall not apply to such employees and plan. A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him or her to each eligible person making reasonable inquiry concerning it. A copy of this Plan also shall be delivered to each Optionee at the time his or her Options are granted.

   28. Legends on Stock Certificates. Each certificate representing Common Stock issued under this Plan shall bear whatever legends are required by federal or state law or by any governmental agency. In particular, unless an appropriate registration statement is filed pursuant to the Federal Securities Act of 1933, as amended, with respect to the shares of Common Stock issuable under this Plan, each certificate representing such Common Stock shall be endorsed on its face with the following legend or its equivalent:

       Neither the Option pursuant to which the shares represented by this certificate are issued nor said shares have been registered under the Securities Act of 1933, as amended (the "Act"). Transfer or sale of such securities or any interest therein is unlawful except after registration, or pursuant to an exemption from the registration requirements, as provided in the Act and the regulations thereunder.

   29. Specific Performance. The Options granted under this Plan and the Optioned Stock issued pursuant to the exercise of such Options cannot be readily purchased or sold in the open market, and, for that reason among others, the Company and its shareholders will be irreparably damaged in the event that this Plan is not specifically enforced. In the event of any controversy concerning the right or obligation to purchase or sell any such Option or Optioned Stock, such right or obligation shall be enforceable in a court of equity by a decree of specific performance. Such remedy shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the parties may have.

   30. Invalid Provision. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or enforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

   31. Applicable Law. This Plan shall be governed by and construed in accordance with the laws of the State of California.

   32. Successors and Assigns. This Plan shall be binding on and inure to the benefit of the Company and the employees to whom an Option is granted hereunder, and such employees' heirs, executors, administrators, legatees, personal representatives, assignees and transferees.

   IN WITNESS WHEREOF, pursuant to the due authorization and adoption of this Plan by the Board on September 20, 1999, the Company has caused this Plan to be duly executed by its duly authorized officers.


                      GTC TELECOM, INC.


                      __/s/ Paul Sandhu____________
                      By:     Paul Sandhu
                      Its:    President

PROXY

                         GTC TELECOM CORP.
      3151 Airway Ave., Suite P-3, Costa Mesa, California 92626
     Proxy for Annual Meeting of Shareholders   December 3, 1999

    (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

The undersigned hereby appoint S. PAUL SANDHU and ERIC CLEMONS, and each of them, as proxy or proxies for the undersigned, with full power of substitution, who may act by unanimous vote of said proxies or their substitutes as shall be present at the meeting, or, if only one be present, then the one shall have all the powers hereunder, to represent and to vote, as designated on the other side (If no direction is made, this Proxy will be voted FOR Proposals 1, 2 and
3), all of the shares of GTC Telecom Corp. (the "Company") standing in the name of the undersigned, at the Annual Meeting of Shareholders of the Company to be held on Friday, December 3, 1999, at 9:30 a.m. at the DoubleTree Hotel, 3050 Bristol St., Costa Mesa, California, 92626, and any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark your votes as indicated in this example

The Board of Directors recommends a vote FOR Items 1, 2 and 3.

                                             WITHHELD
                                    FOR         FOR
ITEM 1 - ELECTION OF DIRECTORS
         NOMINEES:

ERIC C. CLEMONS                     [  ]       [  ]
S. PAUL SANDHU                      [  ]       [  ]
JOHN M. EGER                        [  ]       [  ]
CLAY T. WHITEHEAD                   [  ]       [  ]

WITHHELD FOR: (Write that nominee's name in the space provided below)._________________________________________


                                        FOR   AGAINST   ABSTAIN
ITEM 2 - TO APPROVE AND RATIFY THE
GTC TELECOM 1999 STOCK OPTION PLAN      [  ]    [  ]     [  ]


                                        FOR   AGAINST   ABSTAIN

ITEM 3 - TO AMEND THE ARTICLES OF       [  ]    [  ]     [  ]
         INCORPORATION TO AUTHORIZE
         THE ISSUANCE OF PREFERRED
         STOCK


 Signature(s) _____________________________  Date:____________

              _____________________________
                    (Print Name)

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.